UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23681

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

(Exact name of Registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024 – March 31, 2025

Item 1. Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

SEMI-ANNUAL REPORT

March 31, 2025

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

LETTER TO SHAREHOLDERS

April 18, 2025

Dear Shareholders:

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the period from October 1, 2024, to March 31, 2025.

After intense debate about the health of the economy and progress in the fight to lower inflation, the Federal Reserve Board (the “Fed”) finally commenced lowering interest rates at its September 2024 meeting. Overall, the Fed lowered the federal funds rate by a total of 1.00% during the last three meetings of calendar 2024. The Fed then maintained the range unchanged at its next two meetings in January and March 2025. The federal funds rate closed the period in the range of 4.25% to 4.50%.

The Fed members’ economic projections released after the March 2025 meeting projected a slower growth in gross domestic product (“GDP”) and slightly higher inflation than the December 2024 projections. The Fed indicated the current policy was appropriate as they assess the impact on the economy of President Trump’s economic agenda including the implementation of tariffs. According to its statement, the Fed views the economy as continuing to expand at a solid pace.

The yield of the 10-year U.S. Treasury note traded in a wide range during the period. Using Bloomberg month-end closing yields, the low was 3.78% in September 2024 (the beginning of the Fed easing cycle) and the high was 4.57% in December 2024, after the Fed projected a slower pace of Fed cuts and the markets braced for the roll out of President Trump’s new economic policies, including tariffs and the restructuring of federal government agencies. The February 2025 Bureau of Labor Statistics unemployment report showed a 10,000 job decline in federal employment.

The yield of the 10-year U.S. Treasury note increased during the period, closing at 4.21% versus 3.78% at the beginning of period. The yield curve steepened during the period. The spread of the 2-year U.S Treasury note versus the 10-year U.S. Treasury note was 0.31% at the end of the period.

On April 2, 2025, President Trump announced his long-awaited reciprocal tariff plan. It was much more comprehensive than anticipated as all countries were levied with a minimum 10% tariff on imported goods. China was one of the highest at 34%. Most countries took a wait and see attitude and on April 10, the President suspended the tariffs until July 8 for all countries, except China, to provide time to negotiate trade agreements. China retaliated with its own tariffs on U.S goods prompting even more tariffs from the U.S. and by April 11 the tariffs between both countries had reached 125%.

Equity markets had a very negative reaction to the April 2 announcement. In the next two trading days, major indexes decreased by 10% or more, the NASDAQ being the worst performer. On April 10, when the 90-day suspension was announced, the indexes had one of their best one-day performances ever, recouping a large portion of the losses. However, volatility is high, and the markets remain on edge to evolving news.

The bond market’s initial reaction was a decrease in yield, driven by a flight to quality trade. The yield of the ten-year U.S. Treasury note decreased to as low as 3.90%. However, as the market digested the news, the focus turned to the potential inflationary impact of such sweeping tariffs. The yield increased to a high of 4.50%. This yield attracted buyers, and the ten-year note closed at 4.33% on April 18.

Chairman Powell provided the Fed’s assessment of the economic outlook in a speech on April 16, 2025, at the Economic Club of Chicago. The Fed’s assessment is that recent economic indicators like consumer sentiment and employment growth point to slower growth in first-quarter GDP this year. However, “the U.S. economy is still in a solid position”. Inflation has decreased but is still above the Fed’s 2% objective. The new administration’s policy changes are substantial and “the level of tariff increases announced so far is significantly larger than anticipated”. The potential economic effects could be both higher inflation and slower economic growth. This could lead to a “challenging scenario in which our dual mandate goals are in tension”. The Fed will continue to analyze incoming data.

For the time being, the market does not expect the Fed to adjust the federal funds rate at its next meeting in May 2025. As of April 18, 2025, the probability of the Fed leaving the federal funds rate unchanged at its May 2025 meeting, as implied by the Chicago Mercantile Exchange 30-day federal funds futures prices, is 87%. The implied probability of a 0.25% federal funds rate cut at the June 2025 meeting is 54%.

Uncertainty over the pace of subsequent rate cuts, the implementation of new economic policies, the ongoing restructuring of the federal government, the shape of the yield curve, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ William Rivera

William Rivera
Executive Director
UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, as Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the 6-month period ended March 31, 2025. The views and opinions in the letter were current as of April 18, 2025. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended the trading of its securities and the issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the period from October 1, 2024, to March 31, 2025:

Six-Month Period
Based on market price	1.61%
Based on net asset value	(0.73%)

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”) and market price as of period-end:

Dividend yield-based on market value	4.35%
Dividend yield based on NAV	2.43%
NAV as of March 31, 2025	$2.20
Market Price as of March 31, 2025	$1.23
Premium (discount) to NAV	(44.1%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. Fund dividends paid during the period were paid from current net investment income. See Note 9 of the semi-annual financial statements for more details.

The Fund’s net investment income was $1.7 million for the six-month period versus $3.2 million last year. The net investment income includes $59,158 and $388,604, respectively, from the reimbursement of certain legal expenses. Refer to Note 11 of the semi-annual financial statements for further details. The dividend paid was $1.7 million for the six-month period versus $2.6 million last year. All of the dividends paid during the period were from current income.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class to meet the Fund’s investment objective. Many securities in which the Fund invests have call dates prior to maturity.

The chart below reflects the breakdown of the Fund’s investment portfolio (based on % of Total Investments) as of March 31, 2025. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio, representing 30.35%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $531.7 million for fiscal year 2025, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. The valuation of the COFINA bonds decreased during the period.

Transfers to the bonds trustee for the redemption of the bonds for fiscal 2025 commenced on July 1, 2024. As of October 21, 2024, COFINA announced that 100% of the required Puerto Rico sales and use tax (IVU) collections had been transferred to the trustee.

The Fund owns 800,000 shares, $25 par value preferred shares of Universal Insurance Group, the largest casualty insurer in Puerto Rico, representing 14.49% of the portfolio. The Fund has held these shares since they were issued in 2004. The valuation of the shares decreased during the period.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 52.06% and 3.10%, respectively of the portfolio. Both the valuation of the U.S. agencies and the U.S. municipal bonds decreased in value during the period as yields rose across the yield curve.

There were approximately $1.4 million in U.S. agencies calls and maturities. The proceeds were used to reinvest in U.S. agency notes. The Fund also used leverage to buy additional U.S. agency notes.

The NAV of the Fund decreased $0.07 during the period from $2.27 at the beginning of the period to $2.20 at the end of the period. As discussed above, there was a decrease in the valuation of the portfolio. At period-end, the Fund’s indicated market value was a 44.1% discount to its NAV, a decrease from the discount of 45.4% at fiscal year-end 2024.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio (based on % of Total Investments) using various metrics as of period end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	30.35%

Corporates and Preferred	14.49%

U.S. Agencies	52.06%

U.S. Municipals - General Obligation	2.62%

U.S. Municipals - Revenue Bond	0.48%
Total	100.00%

Geographic Allocation (% of Total Portfolio)
Puerto Rico	44.84%

U.S.	55.16%
100.00%

The following table shows the ratings of the Fund’s portfolio securities (based on % of Total Investments) as of March 31, 2025. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AAA	52.06%

AA	0.48%

A	2.62%

Below BBB	14.49%

Not Rated	30.35%
Total	100.00%

The “Not-Rated” category is comprised mostly of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2025, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issue TSOs in the local market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

As of March 31, 2025, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$23,000,000
Leverage Ratio*	24.07%

Refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 5 of the semi-annual financial statements for further details on outstanding leverage during the period. Fund leverage increased by $12,350,000 during the period.

*Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from October 1, 2024, to March 31, 2025 (Unaudited)	For the fiscal year ended September 30, 2024	For the fiscal year ended September 30, 2023	For the fiscal year ended September 30, 2022	For the fiscal year ended September 30, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$2.27	$1.99	$1.97	$2.31	$2.36
Operating		Net investment income (a)	0.05	0.10	0.14	0.09	0.09
Performance:		Net realized gain (loss) and unrealized appreciation (depreciation) from investments (a)	(0.07)	0.27	(0.04)	(0.36)	(0.06)
		Total from investment operations	(0.02)	0.37	0.10	(0.27)	0.03
		Less: Dividends from net investment income to common shareholders	(0.05)	(0.09)	(0.08)	(0.07)	(0.08)
		Discount on repurchase of common stock	-	-	-	-	0.00*
		Net asset value applicable to common stock, end of period	$2.20	$2.27	$1.99	$1.97	$2.31

		Market value, end of period (b)	$1.23	$1.24	$0.80	$0.83	$1.46

Total	(b) (f)	Based on market value per share	1.61%	61.21%	0.28%	(41.26)%	0.51%
Investment
Return:	(f)	Based on net asset value per share	(0.73%)	18.64%	5.10%	(11.88)%	2.42%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	2.67%	3.48%	2.36%	1.41%	0.98%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	3.38%	4.19%	3.02%	2.01%	1.59%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.97%	2.50%	2.02%	1.92%	1.56%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	1.41%	1.69%	1.00%	0.09%	0.03%
	(c) (e) (h)	Net investment income to average net assets applicable to common shareholders - net of waived fees	4.92%	4.76%	6.88%	3.84%	3.71%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$67,849	$70,117	$61,392	$60,909	$71,176
	(g)	Portfolio turnover	1.59%	6.98%	1.33%	0.00%	0.00%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%	0.00%	0.00%	0.00%

	*	Discount on repurchase of common stock represents an amount that rounds to zero.

	(a)	Based on average outstanding common shares of 30,889,271, 30,879,403, 30,866,066, 30,854,041, and 30,844,143 for the period from October 1, 2024, to March 31, 2025, and for the fiscal years ended September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021, respectively.

	(b)	Period end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $68,635,887, $66,520,199, $63,590,381, $69,728,651, and $73,214,657 for the period from October 1, 2024, to March 31, 2025, and for the fiscal years ended September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021, respectively. Ratios for the period from October 1, 2024, to March 31, 2025, were annualized using a 365 day base.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the period from October 1, 2024, to March 31, 2025, and for the fiscal years ended September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.71%, 0.71%, 0.66%, 0.59%, and 0.61%, respectively.

	(f)	Dividends are assumed to be reinvested at the per share market value or net asset value as defined in the dividend reinvestment plan. For the period from October 1, 2024, to March 31, 2025, and for the fiscal years ended September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021, dividends were reinvested at net asset value. Investment return is not annualized for the period from October 1, 2024, to March 31, 2025.

	(g)	Portfolio turnover is not annualized for the period from October 1, 2024, to March 31, 2025. For the fiscal year ended September 30, 2022, portfolio turnover calculation excludes transactions related to the restructuring of Employee Retirement System Bonds which became effective on March 15, 2022.

	(h)	Net investment income ratio for the period from October 1, 2024, to March 31, 2025, and for the fiscal years ended September 30, 2024, and September 30, 2023, includes an insurance claim reimbursement of legal expenses and a legal settlement received, which were classified as Other Income in the Statement of Operations. See Note 11 for more information.

The accompanying notes are an integral part of these financial statements.

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	March 31, 2025 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 34.11% of net assets applicable to common shareholders, total cost of $23,570,508
$487,000	C	Puerto Rico Sales Tax	4.50%	07/01/34	$483,863
451,000	C	Puerto Rico Sales Tax	4.55%	07/01/40	446,403
3,316,000	C	Puerto Rico Sales Tax	4.75%	07/01/53	3,188,165
10,616,000	C	Puerto Rico Sales Tax	5.00%	07/01/58	10,454,170
4,591,000	C	Puerto Rico Sales Tax	4.33%	07/01/40	4,473,406
137,000	C	Puerto Rico Sales Tax	4.54%	07/01/53	128,294
3,746,000	C	Puerto Rico Sales Tax	4.78%	07/01/58	3,565,668
460,000	C	Puerto Rico Sales Tax	4.55%	07/01/40	402,983
$23,804,000					$23,142,952

Puerto Rico Agencies Zero Coupons Bonds - 7.86% of net assets applicable to common shareholders, total cost of $5,230,864
$9,512,000	E	Puerto Rico Sales Tax	0.00%	07/01/46	$3,104,137
9,217,000	E	Puerto Rico Sales Tax	0.00%	07/01/51	2,226,044
$18,729,000					$5,330,181

Shares
Puerto Rico Preferred Stock - 20.04% of net assets applicable to common shareholders, total cost of $11,800,000
800,000	A	Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock	7.15%	Perpetual	$13,596,800

Face Amount
US Government, Agency and Instrumentalities - 72.00% of net assets applicable to common shareholders, total cost of $37,548,138
$1,000,000		Federal Farm Credit	2.09%	06/18/40	$694,133
1,000,000		Federal Farm Credit	4.14%	08/02/38	926,898
500,000		Federal Farm Credit	5.05%	08/18/42	499,955
5,500,000	B	Federal Farm Credit	4.85%	04/28/42	5,500,083
7,000,000	B	Federal Farm Credit	5.48%	06/27/42	6,950,580
2,600,000	B	Federal Farm Credit	6.20%	04/22/44	2,603,058
3,300,000	B	Federal Farm Credit	5.95%	11/29/44	3,296,380
1,000,000		Federal Home Loan Bank	5.11%	08/15/42	978,975
2,300,000		Federal Home Loan Bank	5.20%	09/28/37	2,300,200
1,000,000		Federal Home Loan Bank	5.50%	10/07/44	1,003,047
2,500,000		Federal Home Loan Bank	5.75%	11/07/44	2,505,848
3,000,000	B	Federal Home Loan Bank	5.88%	10/21/44	2,999,994
3,990,000	B	Federal Home Loan Bank	5.80%	11/25/44	4,011,406
4,000,000		Federal Home Loan Bank	5.87%	04/10/45	3,999,567
7,000,000		Federal Home Loan Bank	2.17%	06/08/40	4,938,472
8,000,000		Federal Home Loan Bank	2.20%	06/30/45	5,070,432
525,000		Federal Home Loan Bank	5.50%	07/15/36	570,802
$54,215,000					$48,849,830

US Municipals - 4.29% of net assets applicable to common shareholders, total cost of $3,055,048
$2,055,000		State of Illinois General Obligations	7.10%	07/01/35	$2,208,385
250,000		State of Illinois General Obligations	5.35%	01/01/26	251,873
451,670	D	Dormitory Authority of the State of New York	5.29%	03/15/33	452,214
$2,756,670					$2,912,472

Total investments (138.30% of net assets applicable to common shareholders)					$93,832,235
Other Assets and Liabilities, net (-38.30% of net assets applicable to common shareholders)					(25,983,077)
Net assets applicable to common shareholders - 100%					$67,849,158

Securities sold under reverse repurchase agreements - 33.90% of net assets applicable to common shareholders
$23,000,000		Reverse Repurchase Agreements with South Street Securities			$23,000,000
		4.60% dated March 4, 2025, due April 8, 2025 (Collateralized by US Government, Agencies and Instrumentalities with a face value of $24,233,000 and a fair value of $24,205,770; 4.85% - 6.20%, with maturity dates from April 28, 2042, to November 29, 2044)

A

This security is a private placement and is valued by the Valuation Committee. Significant unobservable inputs were used in valuing this security and it is classified as Level 3. See Note 1 for further information.

B	A portion or all of the security has been pledged as collateral for securities sold under reverse repurchase agreements.

C

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

D	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus.

E	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES	March 31, 2025 (Unaudited)

Assets:	Investments in securities:
	Securities pledged as collateral on reverse repurchase agreements at value,
	which has the right to be repledged (identified cost - $24,233,000)		$24,205,770
	Other securities at value (identified cost - $73,362,469)		69,626,465

			$93,832,235

	Cash		352,104
	Interest receivable		1,040,638
	Dividend receivable		119,167
	Prepaid expenses and other assets		220,377

	Total assets		95,564,521

Liabilities:	Securities sold under reverse repurchase agreements		23,000,000
	Payable for investment purchase		4,000,000
	Dividends payable to common shareholders		283,187
	Directors’ fee payable		5,967
	Payables:
	Interest and leverage expenses	82,289
	Investment advisory fees	19,497
	Administration, custody, and transfer agent fees	11,449	113,235

	Accrued expenses and other liabilities		312,974

	Total liabilities		27,715,363

Net Assets Applicable to Common Shareholders:			$67,849,158

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 30,893,145 issued and outstanding)		$426,143,680
	Total Distributable Earnings (Accumulated Loss) (Note 1 and 9)		(358,294,522)

	Net assets applicable to common shareholders		$67,849,158

	Net asset value applicable to common shares - per share; 30,893,145 shares outstanding		$2.20

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

STATEMENT OF OPERATIONS

		For the period from October 1, 2024, to March 31, 2025 (Unaudited)

Investment Income:	Interest	$1,824,141
	Dividends	715,000
	Other Income	59,158

		2,598,299

Expenses:	Interest and leverage related expenses	483,876
	Investment advisory fees	330,267
	Administration, custody, and transfer agent fees	80,241
	Professional fees	169,030
	Directors’ fees and expenses	15,135
	Insurance expense	26,758
	Reporting fees	40,436
	Other	12,648

	Total expenses	1,158,391
	Waived investment advisory, administration, custodian and transfer agent fees	(242,227)

	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent fees	916,164

Net Investment Income:		1,682,135

Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	(2,318,957)

(Depreciation) on Investments:	Total net realized and unrealized gain (loss) on investments	(2,318,957)

	Net increase (decrease) in net assets resulting from operations	$(636,822)

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets:		For the period from October 1, 2024, to March 31, 2025 (Unaudited)	For the fiscal year ended September 30, 2024

	Net investment income	$1,682,135	$3,167,218
	Net realized gain (loss) on investments	-	2,089
	Change in net unrealized appreciation (depreciation) on investments	(2,318,957)	8,152,448

	Net increase (decrease) in net assets resulting from operations	(636,822)	11,321,755

Dividends to Common
Shareholders From:	Net investment income	(1,647,460)	(2,624,790)

Capital Share	Reinvestment of dividends on common shares	16,574	27,982
Transactions:	Repurchase of common shares	-	-

		16,574	27,982

Net Assets:	Net increase (decrease) in net assets applicable to common shareholders	(2,267,708)	8,724,947

	Net assets at the beginning of the period/year	70,116,866	61,391,919

	Net assets at the end of the period/year	$67,849,158	$70,116,866

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash		For the period from October 1, 2024, to March 31, 2025 (Unaudited)

Cash Used in	Net increase (decrease) in net assets from operations	$(636,822)
Operations:	Adjusted by:
	Purchases of long-term portfolio securities	(17,790,000)
	Calls and maturities of long-term portfolio securities	1,398,330
	Change in net unrealized (appreciation) depreciation on investments	2,318,957
	Amortization and accretion of premiums and discounts on investments	(139,941)
	(Increase)/Decrease in assets:
	Interest and dividends receivable	(272,414)
	Prepaid expenses and other assets	(10,122)
	Increase/(Decrease) in liabilities:
	Interest payable	71,314
	Payable for investment purchased	4,000,000
	Investment advisory fees payable	1,221
	Administration, custody, and transfer agent fees payable	(707)
	Accrued expenses and other liabilities	(79,260)

	Total cash used in operations	(11,139,444)

Cash Provided by	Securities sold under reverse repurchase agreements proceeds	125,126,000
Financing Activities:	Securities sold under reverse repurchase agreements repayments	(112,776,000)
	Dividends to common shareholders paid in cash	(1,566,473)

	Total cash provided by financing activities	10,783,527

Cash:	Net increase (decrease) in cash for the period	(355,917)
	Cash at the beginning of the period	708,021

	Cash at the end of the period	$352,104

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$412,562

	Non-cash activities-dividends reinvested by common shareholders	$16,574

The accompanying notes are an integral part of these financial statements.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on July 11, 2003, and commenced operations on July 29, 2003. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser. UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the 1933 Act, absent an available exception. The Fund has suspended trading of its securities pending its registration under 1933 Act.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The NAV per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At March 31, 2025, one security representing 14.49% of the total investment portfolio was fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Preferred Stock: Non-convertible preferred stock is valued by the Investment Adviser taking into consideration the present value of all the future expected dividend payments. Additional factors are also taken into consideration by the Investment Adviser, including the credit rating of the issuer, the issuer’s financial situation, trade data, the economic terms, and the liquidity of the preferred stock as compared to other issues, among other factors. Issues with less liquidity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, States, and Municipalities: The fair value of obligations of U.S. government sponsored entities, states, and municipalities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of March 31, 2025, in valuing the Fund’s investments carried at fair value:

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 3/31/2025
Puerto Rico Agencies, Bonds, and Notes	$-	$28,473,133	$-	$28,473,133
Puerto Rico Preferred Stock	-	-	13,596,800	13,596,800
US Government, Agency and Instrumentalities	-	48,849,830	-	48,849,830
US Municipals	-	2,912,472	-	2,912,472

	$-	$80,235,435	$13,596,800	$93,832,235

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investment Securities
	Balance as of 9/30/2024	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 3/31/2025
Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock	$14,392,800	$-	$(796,000)	$-	$-	$-	$-	$-	$13,596,800

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at March 31, 2025	Valuation Technique	Unobservable Inputs		Price
Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock	$13,596,800	Discounted Cash Flow	Discounted Yield	10.52%	$17.00

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held on March 31, 2025, amounted to a net unrealized depreciation of $796,000.

There were no transfers into or out of Level 3 during the period from October 1, 2024, to March 31, 2025.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of March 31, 2025.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico income tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Puerto Rico income tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to Puerto Rico alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Code, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from October 1, 2024, to March 31, 2025, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs, or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to International Swap and Derivatives Association, Inc. (ISDA) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies, or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s NAV, not complying with eligible collateral requirements, or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments held for the period from October 1, 2024, to March 31, 2025.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short- and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act, absent an available exception. There were no short-or medium-term notes outstanding as of March 31, 2025.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from October 1, 2024, to March 31, 2025, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from October 1, 2024, to March 31, 2025, no preferred shares were issued or outstanding.

Operating Segments

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (ASU 2023-007). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The Accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected.

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the oversight of the Board, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the period from October 1, 2024, to March 31, 2025, investment advisory fees amounted to $330,267. The Investment Advisor voluntarily waived investment advisory fees in the amount of $220,178, for a net fee of $110,089. The investment advisory fees payable amounted to $19,497 as of March 31, 2025.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custody, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC has engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and Transfer Agency, Registrar, and Shareholder Servicing Agreement fees will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expense reimbursements. For the period from October 1, 2024, to March 31, 2025, the administrative, custody, and transfer agency services fee amounted to $80,241. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $22,049, for a net fee of $58,192. The administrative, custody, and transfer agent fees payable amounted to $11,449 as of March 31, 2025.

Certain Fund officers are also officers of UBSTC. The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per fund for each quarterly Board meeting, $500 for each special Board meeting, and $500 per fund for each Audit Committee meeting. For the period from October 1, 2024, to March 31, 2025, the independent directors of the Fund were paid an aggregate compensation of $15,135. The Directors fees payable amounted to $5,967 as of March 31, 2025.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the period from October 1, 2024, to March 31, 2025, and for the fiscal year ended September 30, 2024, were as follows:

Common Shares	March 31, 2025	September 30, 2024

Proceeds from the reinvestment of dividends	$16,574	$27,982
Repurchase of shares	-	-

	$16,574	$27,982

Transactions in common shares during the period from October 1, 2024, to March 31, 2025, and for the fiscal year ended September 30, 2024, were as follows:

Common shares	March 31, 2025	September 30, 2024

Common shares - beginning of period	30,885,705	30,872,584
Shares repurchased	-	-
Shares issued due to the reinvestment of dividends	7,440	13,121

Common shares - end of period	30,893,145	30,885,705

There were no share repurchase transactions during the period from October 1, 2024, to March 31, 2025 and for the fiscal year ended September 30, 2024.

4.	Investment Transactions

The cost of unaffiliated U.S. obligations securities purchased was $17,790,000, for the period from October 1, 2024, to March 31, 2025. Proceeds from calls and maturities of unaffiliated U.S. obligations securities for the period from October 1, 2024, to March 31, 2025, amounted to $1,398,330.

5.	Securities Sold Under Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Securities sold under reverse repurchase agreements amounted to $23,000,000 at March 31, 2025, and related information is as follows:

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

Weighted average interest rate at the end of the period	4.60%

Maximum aggregate balance outstanding at any time of the period	$23,522,000

Average balance outstanding during the period	$19,903,586

Average interest rate during the period	4.81%

At March 31, 2025, the interest rates on securities sold under reverse repurchase agreements was 4.60% with a maturity date up to April 8, 2025.

At March 31, 2025, investment securities amounting to $24,205,770 were pledged as collateral for securities sold under reverse repurchase agreements. Interest payable on securities sold under reverse repurchase agreements amounted to $82,289 at March 31, 2025.

The total amount of unaffiliated originations or proceeds of securities sold under reverse repurchase agreements during the period from October 1, 2024, to March 31, 2025, amounted to $125,126,000.

The following table presents the Fund’s reverse repurchase agreements by counterparty and the related collateral pledged by the Fund at March 31, 2025:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Pledged (a)	Net Amount due to Counterparty (not less than zero)
South Street Securities, New York	$23,000,000	$-	$23,000,000	$-

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $23,000,000 of securities sold under reverse repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair values given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under reverse repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At March 31, 2025, the Fund had investments with an aggregate fair value of approximately $42,069,933, which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government or any of its subdivisions, of which $28,473,133 are revenue bonds not guaranteed by the Puerto Rico government. Also, at March 31, 2025, the Fund had investments with an aggregate market value

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

amounting to $2,912,472 which were issued by various municipalities located in the United States and not guaranteed by the U.S. government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests up to 67% of the Fund’s total assets in taxable and tax-exempt securities issued by Puerto Rico issuers, including securities by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities, mortgage-backed and asset-backed securities, and corporate obligations and preferred stock (the “67% Investment Requirement”). While the Fund intends to comply with the 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities, and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the fiscal year, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$97,595,469

Gross appreciation	2,118,260
Gross depreciation	(5,881,494)

Net appreciation/(depreciation)	$(3,763,234)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from October 1, 2024, to March 31, 2025, and for the fiscal year ended September 30, 2024, the Fund had distributed from ordinary income $1,647,460 and $2,624,790 for tax purposes, respectively. The undistributed net investment income at March 31, 2025, and September 30, 2024, was as follows:

2025:

Undistributed net investment income for tax purposes at the beginning of the period	$8,011,483
Net investment income for tax purposes	1,682,135
Dividends paid to common shareholders	(1,647,460)

Undistributed net investment income for tax purposes at the end of the period	$8,046,158

2024:

Undistributed net investment income for tax purposes at the beginning of the period	$7,469,055
Net investment income for tax purposes	3,167,218
Dividends paid to common shareholders	(2,624,790)

Undistributed net investment income for tax purposes at the end of the period	$8,011,483

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at March 31, 2025, were as follows:

Undistributed net investment income for tax purposes at the end of the period	$8,046,158
Accumulated net realized loss from investment	(362,577,446)
Unrealized net appreciation (depreciation) from investment	(3,763,234)

Total Distributable Earnings (Accumulated Loss)	$(358,294,522)

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for securities issued by the Fund.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund generally is more susceptible to economic, political, regulatory, or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Puerto Rico government or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including, without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm, and hurricane), epidemics/pandemics, or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies, and financial markets of many countries (even beyond

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions, and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also limits the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced on August 19, 2022. Since the Fund does not hold any derivatives as of March 31, 2025, Rule 18f-4 has no impact on the Fund.

11.	Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth Court against UBS Financial Services, Inc., UBSFS, UBSTC and all current and certain former members of the Boards of such investment companies, and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding Settlement Fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Since the court has failed to issue an order regarding the allocation of litigation expenses, the parties agreed on the distribution of the portion of the Settlement Fund over which there is no controversy, and that portion of the Settlement Fund was distributed to the Fund and recognized as Other Income on the previous year financial statements. On August 5, 2024, the Puerto Rico Commonwealth Court issued a determination that certain litigation expenses were covered with an attorney fee award. Plaintiffs did not appeal the court’s determination and it is now final and unappealable. The litigation expenses held in escrow was distributed pro rata among the nominal defendants, including the Fund.

Other Income amounted to $59,158, which is related to an insurance claim reimbursement of legal expenses incurred in the Fund’s litigation in the United States District Court for the District of Puerto Rico (Case No. 22-1101) against Ocean Capital LLC and certain activist shareholders for violations of the U.S. federal securities laws.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2024, to March 31, 2025 (Unaudited)

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from April 1, 2025, through May 30, 2025 (the date the semi-annual financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s semi-annual financial statements through this date, except as disclosed below.

Litigation:

The Fund has been engaged in litigation with Ocean Capital LLC and certain other defendants based on claims brought by the Fund and eight other closed-end funds advised by UBS Asset Managers that Ocean Capital LLC and the other defendants violated federal securities law by filing insufficient and inaccurate disclosures and proxy materials. On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Fund’s claims alleging securities law violations by Ocean Capital LLC and the other defendants. Because the First Circuit affirmed the dismissal of the claims alleging securities law violations, it also affirmed the district court’s judgment in favor of counterclaims by Ocean Capital that sought to require three of the plaintiff funds to seat Ocean Capital’s director nominees at those funds.

Dividends:

On April 30, 2025, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.00917 per common share, totaling $283,200 and payable on May 12, 2025, to common shareholders of record as of April 30, 2025.

OTHER INFORMATION (Unaudited)

Shareholder Meetings

Shareholder Meeting for fiscal year ended September 30, 2021

The Annual Meeting of Shareholders (the “2022 Annual Meeting”) was originally convened on January 27, 2022 and was subsequently adjourned to March 17, 2022, May 5, 2022, June 9, 2022, July 28, 2022, September 22, 2022, December 15, 2022, March 9, 2023, June 1, 2023, August 3, 2023, November 2, 2023, January 16, 2024, April 18, 2024, July 18, 2024, October 17, 2024, December 19, 2024, January 16, 2025, April 24, 2025, and June 12, 2025, in each case to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the 2022 Annual Meeting. As of the date hereof, the 2022 Annual Meeting has been adjourned to June 12, 2025, and no business has been transacted at the 2022 Annual Meeting. The 2022 Annual Meeting has the following agenda items:

1.	Election of Directors. To elect four (4) directors of the Fund.

2.

Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 30, 2021; and

3.	To transact such other business as may properly come before the 2022 Annual Meeting or any continuation or adjournment thereof.

These matters are discussed in greater detail in the Proxy Statement (as defined below) relating to the 2022 Annual Meeting filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”).

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the SEC on January 6, 2022, as supplemented by Amendment No. 1 filed with the SEC on January 28, 2022, Amendment No. 2 filed with the SEC on March 18, 2022, Amendment No. 3 filed with the SEC on May 6, 2022, Amendment No. 4 filed with the SEC on June 10, 2022, Amendment No. 5 filed with the SEC on July 29, 2022, Amendment No. 6 filed with the SEC on September 23, 2022, Amendment No. 7 filed with the SEC on December 16, 2022, Amendment No. 8 filed with the SEC on March 10, 2023, Amendment No. 9 filed with the SEC on June 2, 2023, Amendment No. 10 filed with the SEC on August 4, 2023, Amendment No. 11 filed with the SEC on November 3, 2023, Amendment No. 12 filed with the SEC on January 17, 2024, Amendment No. 13 filed with the SEC on February 6, 2024, Amendment No. 14 filed with the SEC on April 22, 2024, Amendment No. 15 filed with the SEC on July 19, 2024, Amendment No. 16 filed with the SEC on October 21, 2024, Amendment No. 17 filed with the SEC on December 20, 2024, Amendment No. 18 filed with the SEC on January 21, 2025, Amendment No. 19 filed with the SEC on February 26, 2025, and Amendment No. 20 filed with the SEC on April 25, 2025 (the proxy statement, as supplemented by all such amendments, the “Proxy Statement”), as well as any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC, for no charge at the SEC’s website at www.sec.gov.

Shareholder Meeting for fiscal year ended September 30, 2023

The Annual Meeting of Shareholders (the “2024 Annual Meeting”) was originally convened on January 16, 2024, and was subsequently adjourned to April 18, 2024, July 18, 2024, October 17, 2024, December 19, 2024, January 16, 2025, April 24, 2025, and July 17, 2025, in each case to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the 2024 Annual Meeting. As of the date hereof, the 2024 Annual Meeting has been adjourned to July 17, 2025, and no business has been transacted at the 2024 Annual Meeting. The 2024 Annual Meeting has the following agenda items:

1.	To elect two directors of the Fund;

2.

Shareholder proposal submitted by Ocean Capital —To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 30, 2021;

3.

Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote;

4.

Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders;

5.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section; and

6.	To transact such other business as may properly come before the 2024 Annual Meeting or any continuation or adjournment thereof.

These matters are discussed in greater detail in the Proxy Statement (as defined below) relating to the 2024 Annual Meeting filed by the Fund with the SEC.

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the SEC on January 5, 2024, as supplemented by Amendment No. 1 filed with the SEC on January 17, 2024, Amendment No. 2 filed with the SEC on February 6, 2024, Amendment No. 3 filed with the SEC on April 22, 2024, Amendment No. 4 filed with the SEC on July 19, 2024, Amendment No. 5 filed with the SEC on October 21, 2024, Amendment No. 6 filed with the SEC on December 20, 2024, Amendment No. 7 filed with the SEC on January 21, 2025, Amendment No. 8 filed with the SEC on February 26, 2025, and Amendment No. 9 filed with the SEC on April 25, 2025 (the proxy statement, as supplemented by all such amendments, the “Proxy Statement”), as well as any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC, for no charge at the SEC’s website at www.sec.gov.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

Sanchez/LRV LLC

270 Muñoz Rivera Avenue, Suite 1110

San Juan. Puerto Rico 00918

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

William Rivera

First Vice President and Treasurer

Heydi Cuadrado

Assistant Vice President

Liana Loyola, Esq.

Secretary

Luz Nereida Colón

Chief Compliance Officer

Remember that:

•	Mutual Fund’s shares are not bank deposits or FDIC insured.
•	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
•	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

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(b)  Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mr. William Rivera, who replaced Mr. Leslie Highley as the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.’s (the “Fund” or the “Registrant”) Portfolio Manager effective January 14, 2025, and who was primarily responsible for the day-to-day portfolio management of the Fund as of January 14, 2025.

Mr. William Rivera has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 1987 and UBS Asset Managers of Puerto Rico since 2001, most recently as an Executive Director since 2011. He currently serves as Treasurer and Principle Financial Officer of the Puerto Rico Residents Family of Funds since 2022 and First Vice President of the UBS Puerto Rico Family of Funds since 2002, Treasurer and Principal Financial Officer of the UBS Puerto Rico Family of Funds (except the Short Term Investment Fund for Puerto Rico Residents) since 2015, and Treasurer and Principal Financial Officer of the Short Term Investment Fund for Puerto Rico Residents since 2025. Prior thereto, Mr. Rivera was First Vice President at Drexel Burnham Lambert from 1985 to 1987 and Assistant Vice President of Banco Popular Investments from 1980 to 1985. Mr. Rivera holds a Business Administration Degree from the University of Puerto Rico and is a SIFMA Graduate from the Securities Industry Institute at the Wharton School, University of Pennsylvania.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of March 31, 2025:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
William Rivera	Registered Investment Companies	20	$1.8 billion	0	$0
	Other Pooled Investment Vehicles	—	$0	0	$0
	Other Accounts	—	$0	0	$0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of March 31, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
William Rivera	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Although it has not done so, the Fund may engage in securities lending, subject to procedures adopted by its Board of Directors.

(b)  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)  Not applicable.

(b)  Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE FIXED INCOME FUND II FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 6, 2025

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	June 6, 2025